ANALYSTS INVESTMENT TRUST

                          SUPPLEMENT DATED JULY 1, 2003
                      TO PROSPECTUS DATED DECEMBER 1, 2002

           THE FOLLOWING INFORMATION UPDATES AND SUPPLEMENTS INFORMATION UNDER THE HEADINGS "ANALYSTS FIXED INCOME FUND - PRINCIPAL STRATEGIES" AND "ANALYSTS FIXED INCOME FUND - PRINCIPAL RISKS OF INVESTING IN THE FUND" FOUND ON PAGE 5 OF THE PROSPECTUS. THIS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


The Fund may invest a significant portion of its assets in REITs. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage-backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust. Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash.

Real Estate Industry Risk. REITS are subject to risks associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market. Properties owned by a REIT may decline in value due to overbuilding, environmental problems, or local economic conditions. When REIT profits, revenues, or the value of real estate owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Some REITs are not diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon their management teams and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. To the extent the Fund invests in REITs, the Fund's performance may fluctuate accordingly. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the share price of REITs owned by the Fund will generally decline when investors anticipate or experience rising interest rates.


THIS SUPPLEMENT AND THE PROSPECTUS DATED DECEMBER 1, 2002 PROVIDE THE INFORMATION A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION DATED DECEMBER 1, 2002, WHICH IS INCORPORATED HEREIN BY REFERENCE AND CAN BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND AT 888-845-2611.